EXHIBIT 99.1

    Green Bankshares Reports Record Third Quarter Earnings, up 23%

    GREENEVILLE, Tenn.--(BUSINESS WIRE)--Oct. 22, 2007--Green Bankshares, Inc. (NASDAQ: GRNB), the second largest bank holding company headquartered in the State of Tennessee, today announced record earnings for the third quarter and nine-month period ended September 30, 2007. On a diluted basis, third quarter 2007 earnings increased 23% to $0.69 from $0.56 in the same quarter a year ago, while for the first nine months, earnings rose almost 16% to $1.89 from the previous record level of $1.63 set in the comparable period of 2006. Year-to-date earnings were affected modestly by expenses associated with the Company's acquisition of Civitas BankGroup, which closed during the second quarter of this year, along with costs incurred in connection with the strategic initiative to re-brand all of the Company's banking operations under the GreenBank name.

    Net income for the third quarter increased over 62% to $8,914,000 compared with $5,509,000 in the year-earlier quarter. For the current nine-month period, earnings reached $21,616,000, up more than 34% from $16,088,000 in the comparable 2006 period.

    Commenting on the Company's report, Stan Puckett, Chairman and Chief Executive Officer, said, "We are pleased with our third quarter performance, which is the direct result of the 846 talented and dedicated GreenBank associates. This quarter also represents the first interim reporting period that fully reflects the Civitas acquisition without the expenses associated with the assimilation process. These results reflect record levels of core earnings, underscoring our continued strong operating performance and driving solid profitability ratios."

    For the third quarter, Return on Average Assets (ROA) improved to 1.22% from 1.21% in the second quarter of 2007, compared with 1.32% in the third quarter of 2006. Return on Average Equity (ROE) was 11.08% in the current quarter, down slightly from an ROE of 11.25% in the second quarter of this year and 12.22% in the third quarter of last year, due to the issuance of additional shares in the Civitas acquisition.

    Puckett further noted, "With the robust organic loan growth experienced during both the first and second quarters of this year, we elected to curtail loan expansion during the third quarter to better manage balance sheet growth and avoid placing undue pressure on net interest margins. With these efforts, our loan portfolio declined modestly from second quarter 2007 levels, but was still more than 56% ahead of the third quarter of 2006."

    The Company's credit quality remained strong in the third quarter as non-performing loans relative to loans, net of unearned income, totaled 0.26% versus 0.21% in the second quarter of 2007 and 0.33% in the year-earlier quarter. Net charge-offs in the third quarter totaled 0.07% of average loans versus 0.04% in the second quarter of 2007 and 0.15% in the year-earlier period.

    Net interest income for the third quarter increased 47% to $27,293,000 from $18,530,000 in the year-earlier period, driven by a 59% or $863,000,000 increase in average loans outstanding versus the third quarter last year, of which approximately $603,000,000 related to the Company's May 2007 acquisition of Civitas. The quarter's provision for loan losses declined 13% to $1,444,000 from $1,661,000 in the third quarter of last year, reflecting ongoing improvements in asset quality, while the allowance for loan losses relative to loans, net of unearned income, remained constant at 1.45%. Net interest income increased 29% to $69,047,000 for the year-to-date period in 2007 compared with $53,489,000 in the same period last year. The Company's provision for loan losses declined 7% to $3,677,000 in the first nine months of 2007 from $3,969,000 in the year-earlier period.

    Net interest margin declined 15 basis points to 4.22% in the third quarter of 2007 versus 4.37% in the second quarter of 2007 and was down 62 basis points from 4.84% in the year-earlier quarter. Net interest margin for the first nine months of 2007 was 4.39%, down 43 basis points from 4.82% in the same period last year. The margin compression experienced in the second and third quarters of 2007 primarily reflects the impact of higher-cost funding associated with deposits acquired in the Civitas transaction.

    Non-interest income increased 48% in the third quarter to $7,688,000 from $5,191,000 in the same quarter last year, while non-interest income for the year-to-date period rose 31% to $19,570,000 from $14,974,000 in the comparable 2006 period. These advances primarily reflected continued growth in the number of customer checking accounts - 3,465 net new accounts in the third quarter alone - in response to the Company's High Performance Checking Account product.

    Non-interest expense totaled $19,010,000 in the third quarter, up 45% from $13,136,000 in the same period a year ago. The Company's efficiency ratio was 54.34% in the third quarter, reflecting an improvement from 56.80% in the second quarter of 2007 and 55.38% in the third quarter of 2006. Non-interest expenses increased 29% to $49,761,000 in the first nine months of 2007 from $38,521,000 in the year-earlier period. The Company's efficiency ratio for the first nine months of 2007 improved to 56.15% versus 56.27% for the first nine months of 2006.

    Puckett concluded, "We expect fourth quarter earnings per diluted share to be in the range of $0.69 to $0.71. Additionally, we anticipate that 2008 earnings per diluted share will increase to the range of $2.80 to $2.82."

    At September 30, 2007, the Company's total assets increased 67% to $2,955,747,000 from $1,772,654,000 at December 31, 2006, and were 71%
ahead of the $1,727,268,000 in total assets reported as of September 30, 2006. Net loans increased 51% to $2,326,990,000 at
September 30, 2007, from $1,539,629,000 at December 31, 2006, and were 56% higher than net loans of $1,493,878,000 at September 30, 2006. Deposits increased 52% to $2,026,665,000 at September 30, 2007, from $1,332,505,000 at December 31, 2006, and were 63% ahead of deposits of $1,242,810,000 as of September 30, 2006. Total shareholders' equity increased 74% to $321,174,000 at September 30, 2007, versus $184,471,000 at December 31, 2006, and was 77% higher than total shareholders' equity of $181,659,000 at September 30, 2006.

    Greeneville, Tennessee-based Green Bankshares, Inc., with total assets of approximately $2.956 billion, is the holding company for GreenBank. GreenBank, which traces its origin to 1890, has 65 branches across East and Middle Tennessee, one branch each in Bristol, Virginia, and Hot Springs, North Carolina, and a wealth management office in Gallatin, Tennessee. In addition, GreenBank also conducts separate businesses through three wholly owned subsidiaries: Superior Financial Services, Inc., a consumer finance company; GCB Acceptance Corporation, a consumer finance company specializing in automobile lending; and Fairway Title Co., a title insurance company.

    Certain matters discussed in this news release are not historical facts but are "forward-looking statements" within the meaning of and are furnished pursuant to the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve risk and uncertainty and actual results could differ materially from the anticipated results or other expectations expressed in the forward-looking statements. Risks and uncertainties related to the Company's business are discussed in the Company's SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2006, and Quarterly Report on Form 10-Q for the quarter ended June 30, 2007. The Company undertakes no obligation to update forward-looking statements.




                        GREEN BANKSHARES, INC.
                    Unaudited Financial Highlights
               (In thousands, except per share amounts)

                           Three Months Ended       Nine Months Ended
                       --------------------------- -------------------
                       Sept. 30, June 30, Sept 30, Sept. 30, Sept. 30,
                         2007      2007     2006     2007      2006
                       --------- -------- -------- --------- ---------
Interest income         $ 52,294 $ 41,783 $ 30,367  $126,715  $ 85,623
Interest expense          25,001   18,850   11,837    57,668    32,134
                       --------- -------- -------- --------- ---------
Net interest income       27,293   22,933   18,530    69,047    53,489
Provision for loan
 losses                    1,444    1,259    1,661     3,677     3,969
                       --------- -------- -------- --------- ---------
Net interest income
 after provision for
 loan losses              25,849   21,674   16,869    65,370    49,520
Non-interest income        7,688    6,483    5,191    19,570    14,974
Non-interest expense      19,010   16,709   13,136    49,761    38,521
                       --------- -------- -------- --------- ---------
Income before income
 taxes                    14,527   11,448    8,924    35,179    25,973
Income taxes               5,613    4,362    3,415    13,563     9,885
                       --------- -------- -------- --------- ---------
Net income              $  8,914 $  7,086 $  5,509  $ 21,616  $ 16,088
                       ========= ======== ======== ========= =========
Comprehensive income    $ 11,167 $  4,357 $  5,672  $ 21,181  $ 16,259
                       ========= ======== ======== ========= =========

Earnings per share:
   Basic                $   0.69 $   0.63 $   0.56  $   1.90  $   1.64
                       ========= ======== ======== ========= =========
   Diluted              $   0.69 $   0.62 $   0.56  $   1.89  $   1.63
                       ========= ======== ======== ========= =========

Weighted average
 shares:
   Basic                  12,921   11,322    9,790    11,362     9,782
                       ========= ======== ======== ========= =========
   Diluted                13,009   11,396    9,900    11,455     9,893
                       ========= ======== ======== ========= =========

Dividends declared per
 share                  $   0.13 $   0.13 $   0.12  $   0.39  $   0.36
                       ========= ======== ======== ========= =========




                                      Sept. 30,   Dec. 31,  Sept. 30,
                                         2007       2006       2006
                                      ---------- ---------- ----------
Total assets                          $2,955,747 $1,772,654 $1,727,268
Cash and cash equivalents                101,098     70,640     69,478
Investment securities                    251,024     47,340     52,796
Loans, net of unearned income          2,326,990  1,539,629  1,493,878
Allowance for loan losses                 33,703     22,302     21,616
Deposits                               2,026,665  1,332,505  1,242,810
Shareholders' equity                     321,174    184,471    181,659
Tangible shareholders' equity (1)        159,772    145,931    142,848
Book value per share                       24.85      18.80      18.54
Tangible book value per share (1)          12.36      14.87      14.58


(1) Tangible shareholders' equity is shareholders' equity less goodwill and intangible assets.





                        GREEN BANKSHARES, INC.
                Condensed Consolidated Balance Sheets
     September 30, 2007, December 31, 2006 and September 30, 2006
        (Dollars in thousands except share and per share data)

                             (Unaudited)                  (Unaudited)
                            September 30,  December 31,  September 30,
                                2007         2006 (1)        2006
                            -------------  ------------  -------------
          ASSETS
--------------------------

Cash and due from banks    $      61,090  $     44,657  $      41,474

Federal funds sold & other        40,008        25,983         28,004

Securities available-for-
 sale ("AFS")                    237,907        37,740         43,142
Securities held-to-
 maturity (with a market
 value of $1,339, $2,544
 and $2,674 on September
 30, 2007, December 31,
 2006 and September 30,
 2006)                             1,358         2,545          2,690

FHLB, Bankers Bank and
 other stock, at cost             11,759         7,055          6,964

Loans held for sale                5,662         1,772          2,195

Loans, net of unearned
 income                        2,326,990     1,539,629      1,493,878

Allowance for loan losses        (33,703)      (22,302)       (21,616)

Bank premises and
 equipment, net of
 accumulated depreciation         82,641        57,258         54,125

Goodwill and other
 intangible assets               161,402        38,540         38,811

Other assets                      60,633        39,777         37,601

                            -------------  ------------  -------------
     Total Assets          $   2,955,747  $  1,772,654  $   1,727,268
                            =============  ============  =============

     LIABILITIES AND
   SHAREHOLDERS' EQUITY
--------------------------

Deposits                   $   2,026,665  $  1,332,505  $   1,242,810
Federal funds purchased           41,800        20,000         75,000
Repurchase agreements            108,375        22,165         22,601
FHLB advances and notes
 payable                         334,103       177,571        173,058
Subordinated debentures           88,662        13,403         13,403
Accrued interest payable
 and other liabilities            34,968        22,539         18,737
                            -------------  ------------  -------------

    Total Liabilities          2,634,573     1,588,183      1,545,609
                            -------------  ------------  -------------

   SHAREHOLDERS' EQUITY
--------------------------

Common Stock: $2 par
 value, 20,000,000 shares
 authorized; 12,924,529,
 9,810,867 and 9,796,349
 shares outstanding               25,850        19,622         19,593
Paid in Capital                  184,959        71,828         71,542
Retained Earnings                110,929        93,150         90,723
Accumulated Other
 Comprehensive Income
 (Loss)                             (564)         (129)          (199)
                            -------------  ------------  -------------

    Total Shareholders'
     Equity                      321,174       184,471        181,659
                            -------------  ------------  -------------

    Total Liabilities &
     Shareholders' Equity  $   2,955,747  $  1,772,654  $   1,727,268
                            =============  ============  =============

(1) Derived from Audited Consolidated Financial Statements.





                        GREEN BANKSHARES, INC.
 Condensed Consolidated Statements of Income and Comprehensive Income Three Months Ended September 30, 2007, June 30, 2007 and September 30,
        2006 and Nine Months Ended September 30, 2007 and 2006
                             (Unaudited)

        (Dollars in thousands except share and per share data)


                                         Three Months Ended
                              ----------------------------------------
                              September 30,   June 30,   September 30,
                                  2007          2007         2006
                              -------------  ----------  -------------

Interest Income:
----------------------------
  Interest and Fees on Loans $       48,630 $    39,681 $       29,600
  Interest on Investment
   Securities                         3,642       2,090            752
  Interest on Federal Funds
   Sold and Interest-earning
    Deposits                             22          12             15
                              -------------  ----------  -------------
       Total Interest Income         52,294      41,783         30,367
                              -------------  ----------  -------------

Interest Expense:
----------------------------
  Interest on Deposits               17,812      15,012          8,828
  Interest on Borrowings              7,189       3,838          3,009
                              -------------  ----------  -------------
      Total Interest Expense         25,001      18,850         11,837
                              -------------  ----------  -------------

         Net Interest Income         27,293      22,933         18,530

Provision for Loan Losses             1,444       1,259          1,661
                              -------------  ----------  -------------

  Net Interest Income after
   Provision for Loan Losses         25,849      21,674         16,869
                              -------------  ----------  -------------

Noninterest Income:
----------------------------
  Service Charges,
   Commissions and Fees               6,418       5,395          4,125
  Other Income                        1,270       1,088          1,066
                              -------------  ----------  -------------
    Total Noninterest Income          7,688       6,483          5,191
                              -------------  ----------  -------------
Noninterest Expense:
----------------------------
  Salaries and Benefits               9,753       8,472          6,768
  Occupancy and Furniture
   and Equipment Expense              2,852       2,626          2,046
  Other Expenses                      6,405       5,611          4,322
                              -------------  ----------  -------------
   Total Noninterest Expense         19,010      16,709         13,136
                              -------------  ----------  -------------

  Income Before Income Taxes         14,527      11,448          8,924

Income Taxes                          5,613       4,362          3,415
                              -------------  ----------  -------------

  Net Income                 $        8,914 $     7,086 $        5,509
                              =============  ==========  =============

  Comprehensive Income       $       11,167 $     4,357 $        5,672
                              =============  ==========  =============

Per Share of Common Stock:
----------------------------
  Basic Earnings                      $0.69       $0.63          $0.56
                              =============  ==========  =============
  Diluted Earnings                    $0.69       $0.62          $0.56
                              =============  ==========  =============
  Dividends                           $0.13       $0.13          $0.12
                              =============  ==========  =============

Weighted Average Shares
 Outstanding:
----------------------------
  Basic                          12,921,240  11,321,822      9,790,058
                              =============  ==========  =============
  Diluted                        13,008,733  11,395,518      9,900,396
                              =============  ==========  =============


                                               Nine Months Ended
                                          ----------------------------
                                          September 30,  September 30,
                                              2007           2006
                                          -------------  -------------

Interest Income:
----------------------------------------
  Interest and Fees on Loans             $      120,226 $       83,481
  Interest on Investment Securities               6,440          2,032
  Interest on Federal Funds Sold and
   Interest-earning
    Deposits                                         49            110
                                          -------------  -------------
                   Total Interest Income        126,715         85,623
                                          -------------  -------------

Interest Expense:
----------------------------------------
  Interest on Deposits                           43,977         25,517
  Interest on Borrowings                         13,691          6,617
                                          -------------  -------------
                  Total Interest Expense         57,668         32,134
                                          -------------  -------------

                     Net Interest Income         69,047         53,489

Provision for Loan Losses                         3,677          3,969
                                          -------------  -------------

  Net Interest Income after Provision
   for Loan Losses                               65,370         49,520
                                          -------------  -------------

Noninterest Income:
----------------------------------------
  Service Charges, Commissions and Fees          16,102         11,357
  Other Income                                    3,468          3,617
                                          -------------  -------------
                Total Noninterest Income         19,570         14,974
                                          -------------  -------------
Noninterest Expense:
----------------------------------------
  Salaries and Benefits                          25,683         19,425
  Occupancy and Furniture and Equipment
   Expense                                        7,574          6,155
  Other Expenses                                 16,504         12,941
                                          -------------  -------------
               Total Noninterest Expense         49,761         38,521
                                          -------------  -------------

  Income Before Income Taxes                     35,179         25,973

Income Taxes                                     13,563          9,885
                                          -------------  -------------

  Net Income                             $       21,616 $       16,088
                                          =============  =============

  Comprehensive Income                   $       21,181 $       16,259
                                          =============  =============

Per Share of Common Stock:
----------------------------------------
  Basic Earnings                                  $1.90          $1.64
                                          =============  =============
  Diluted Earnings                                $1.89          $1.63
                                          =============  =============
  Dividends                                       $0.39          $0.36
                                          =============  =============

Weighted Average Shares Outstanding:
----------------------------------------
  Basic                                      11,362,422      9,782,255
                                          =============  =============
  Diluted                                    11,455,389      9,893,417
                                          =============  =============





                        GREEN BANKSHARES, INC.
                  Consolidated Financial Highlights
                             (UNAUDITED)

        (Dollars in thousands except share and per share data)

                                September 30,  December 31,       %
                                    2007           2006        Change
                                -------------  ------------    -------
Financial Condition Data:
------------------------------

  Assets                       $    2,955,747 $   1,772,654     66.74%
  Loans, net of unearned
   income                           2,326,990     1,539,629     51.14%
  Cash and investments                312,114        91,997    239.27%
  Federal funds sold                   40,008        25,983     53.98%
  Deposits                          2,026,665     1,332,505     52.09%
  Federal funds purchased              41,800        20,000          -
  FHLB advances and notes
   payable                            334,103       177,571     88.15%
  Subordinated debentures              88,662        13,403    561.51%
  Federal funds purchased and
   repurchase agreements              108,375        22,165    388.95%
  Shareholders' equity                321,174       184,471     74.11%
  Tangible shareholders'
   equity (1)                         159,772       145,931      9.47%

  Ratios:
------------------------------
    Book value per share               $24.85        $18.80     32.18%
    Tangible book value per
     share (1)                         $12.36        $14.87    -16.88%
    Average equity to average
     assets                            10.80%        10.78%      0.19%
    Dividend payout ratio              20.53%        29.49%(2) -30.40%

(1) Tangible shareholders' equity is shareholders' equity less goodwill and intangible assets.
(2) Includes special dividend of $.16 per share paid in December 2006.





                                         Three Months Ended
                                           September 30,
                                       ----------------------
                                          2007        2006    % Change
                                       ----------  ---------- --------
Operating Data:
-------------------------------------

  Total Interest Income               $    52,294 $    30,367   72.21%
  Total Interest Expense                   25,001      11,837  111.21%
                                       ----------  ---------- --------
    Net Interest Income                    27,293      18,530   47.29%
  Provision for Loan Losses                 1,444       1,661  -13.06%
                                       ----------  ---------- --------
    Net Interest Income After
     Provision for Loan Losses             25,849      16,869   53.23%
  Non-Interest Income                       7,688       5,191   48.10%
  Non-Interest Expense                     19,010      13,136   44.72%
                                       ----------  ---------- --------
    Income Before Income Taxes             14,527       8,924   62.79%
                                       ----------  ---------- --------
  Income Tax Expense                        5,613       3,415   64.36%
                                       ----------  ---------- --------
    Net Income                        $     8,914 $     5,509   61.81%
                                       ==========  ========== ========

    Comprehensive Income              $    11,167 $     5,672   96.88%
                                       ==========  ========== ========

Per Share of Common Stock:
-------------------------------------
  Basic Earnings                            $0.69       $0.56   23.21%
                                       ==========  ========== ========
  Diluted Earnings                          $0.69       $0.56   23.21%
                                       ==========  ========== ========
  Dividends                                 $0.13       $0.12    8.33%
                                       ==========  ========== ========

Weighted Average Shares Outstanding:
-------------------------------------
  Basic                                12,921,240   9,790,058
                                       ==========  ==========
  Diluted                              13,008,733   9,900,396
                                       ==========  ==========


                                         Nine Months Ended
                                           September 30,
                                       ----------------------
                                          2007        2006    % Change
                                       ----------  ---------- --------
Operating Data:
-------------------------------------

  Total Interest Income               $   126,715 $    85,623   47.99%
  Total Interest Expense                   57,668      32,134   79.46%
                                       ----------  ---------- --------
    Net Interest Income                    69,047      53,489   29.09%
  Provision for Loan Losses                 3,677       3,969   -7.36%
                                       ----------  ---------- --------
    Net Interest Income After
     Provision for Loan Losses             65,370      49,520   32.01%
  Non-Interest Income                      19,570      14,974   30.69%
  Non-Interest Expense                     49,761      38,521   29.18%
                                       ----------  ---------- --------
    Income Before Income Taxes             35,179      25,973   35.44%
                                       ----------  ---------- --------
  Income Tax Expense                       13,563       9,885   37.21%
                                       ----------  ---------- --------
    Net Income                        $    21,616 $    16,088   34.36%
                                       ==========  ========== ========

    Comprehensive Income              $    21,181 $    16,259   30.27%
                                       ==========  ========== ========

Per Share of Common Stock:
-------------------------------------
  Basic Earnings                            $1.90       $1.64   15.85%
                                       ==========  ========== ========
  Diluted Earnings                          $1.89       $1.63   15.95%
                                       ==========  ========== ========
  Dividends                                 $0.39       $0.36    8.33%
                                       ==========  ========== ========

Weighted Average Shares Outstanding:
-------------------------------------
  Basic                                11,362,422   9,782,255
                                       ==========  ==========
  Diluted                              11,455,389   9,893,417
                                       ==========  ==========





                            Three Months Ended
                       ----------------------------  Nine Months Ended
                                                         Sept. 30,
                       Sept. 30, Dec. 31, Sept. 30,  -----------------
                         2007      2006     2006       2007     2006
                       --------- -------- ---------  -------- --------
Key Financial Ratios:
----------------------

  Return on Average
   Assets                  1.22%    1.20%     1.32%     1.23%    1.31%
  Return on Average
   Shareholders'
   Equity                 11.08%   11.16%    12.22%    11.40%   12.17%
  Return on Average
   Tangible
   Shareholders'
   Equity (1)             22.32%   14.10%    15.59%    18.59%   15.66%
  Interest Rate Spread     3.83%    4.16%     4.35%     3.95%    4.37%
  Net Interest Margin      4.22%    4.66%     4.84%     4.39%    4.82%
  Efficiency Ratio        54.34%   58.73%    55.38%    56.15%   56.27%

(1) Tangible shareholders' equity is shareholders' equity less goodwill and intangible assets.





                              September 30, December 31, September 30,
                                  2007          2006         2006
                              ------------- ------------ -------------
Asset Quality Ratios:
-----------------------------
   Nonperforming Loans as a
    Percentage of Total
    Loans, net of Unearned
    Income                            0.26%        0.23%         0.33%
   Nonperforming Assets as a
    Percentage of Total
    Assets                            0.26%        0.29%         0.42%
   Allowance for Loan Losses
    as a Percentage of Total
    Loans, net of Unearned
    Income                            1.45%        1.45%         1.45%
   Allowance for Loan Losses
    as a Percentage of
    Nonperforming Loans             558.18%      635.93%       442.23%
   Net Charge-Offs to Average
    Total Loans, Net of
    Unearned Income                   0.07%        0.20%         0.15%





                        GREEN BANKSHARES, INC.
                  Consolidated Financial Highlights
                          September 30, 2007
                             (UNAUDITED)

Nonperforming Assets and Net
 Charge-offs
----------------------------------

As of and for the three months
 ended September 30, 2007             Bank       Other       Total
----------------------------------  ---------  ---------  ------------
  Loans past due 90 days and still
   accruing                        $      168 $        - $         168
  Nonaccrual loans                      5,342        528         5,870
  Other real estate owned and
   repossessed assets                   1,055        455         1,510
                                    ---------  ---------  ------------
      Total nonperforming assets   $    6,565 $      983 $       7,548
                                    =========  =========  ============

  YTD net charge-offs              $      423 $      875 $       1,298
                                    =========  =========  ============

As of and for the three months
 ended September 30, 2006             Bank       Other       Total
----------------------------------  ---------  ---------  ------------
  Loans past due 90 days and still
   accruing                        $       51 $       14 $          65
  Nonaccrual loans                      4,304        519         4,823
  Other real estate owned and
   repossessed assets                   2,207        227         2,434
                                    ---------  ---------  ------------
      Total nonperforming assets   $    6,562 $      760 $       7,322
                                    =========  =========  ============

  YTD net charge-offs              $    1,448 $      644 $       2,092
                                    =========  =========  ============

As of and for the year ended
 December 31, 2006                    Bank       Other       Total
----------------------------------  ---------  ---------  ------------
  Loans past due 90 days and still
   accruing                        $       15 $       13 $          28
  Nonaccrual loans                      2,866        613         3,479
  Other real estate owned and
   repossessed assets                   1,336        352         1,688
                                    ---------  ---------  ------------
      Total nonperforming assets   $    4,217 $      978 $       5,195
                                    =========  =========  ============

  Net charge-offs                  $    2,041 $      903 $       2,944
                                    =========  =========  ============


Asset Quality Ratios
----------------------------------

As of and for the three months
 ended September 30, 2007             Bank       Other    Consolidated
----------------------------------  ---------  ---------  ------------
  Nonperforming loans as a
   percentage of total loans, net
   of unearned income                   0.24%      1.40%         0.26%
  Nonperforming assets as a
   percentage of total assets           0.22%      1.96%         0.26%
  Allowance for loan losses as a
   percentage of total loans, net
   of unearned income                   1.32%      8.01%         1.45%
  Allowance for loan losses as a
   percentage of nonperforming
   loans                              556.73%    573.30%       558.18%
  YTD net charge-offs to average
   total loans, net of unearned
   income                               0.02%      2.45%         0.07%


As of and for the three months
 ended September 30, 2006             Bank       Other    Consolidated
----------------------------------  ---------  ---------  ------------
  Nonperforming loans as a
   percentage of total loans, net
   of unearned income                   0.29%      1.63%         0.33%
  Nonperforming assets as a
   percentage of total assets           0.38%      2.02%         0.42%
  Allowance for loan losses as a
   percentage of total loans, net
   of unearned income                   1.28%      7.92%         1.45%
  Allowance for loan losses as a
   percentage of nonperforming
   loans                              436.81%    486.49%       442.23%
  YTD net charge-offs to average
   total loans, net of unearned
   income                               0.10%      2.04%         0.15%


As of and for the year ended
 December 31, 2006                    Bank       Other    Consolidated
----------------------------------  ---------  ---------  ------------
  Nonperforming loans as a
   percentage of total loans, net
   of unearned income                   0.19%      1.84%         0.23%
  Nonperforming assets as a
   percentage of total assets           0.24%      2.53%         0.29%
  Allowance for loan losses as a
   percentage of total loans, net
   of unearned income                   1.28%      7.94%         1.45%
  Allowance for loan losses as a
   percentage of nonperforming
   loans                              680.25%    431.95%       635.93%
  Net charge-offs to average total
   loans, net of unearned income        0.14%      2.82%         0.20%





                        GREEN BANKSHARES, INC.
        Condensed Average Balances, Interest Rates and Yields
                          September 30, 2007


                                  Three Months Ended
                                     September 30,
                 -----------------------------------------------------
                            2007                       2006
                 -------------------------- --------------------------

                  Average           Average  Average           Average
                  Balance  Interest  Rate    Balance  Interest  Rate
                 --------- -------- ------- --------- -------- -------
Interest-earning
 assets:
----------------

 Loans (1)       2,327,498   48,631   8.29% 1,464,356   29,600   8.02%
 Investment
  securities       255,556    3,641   5.65%    57,226      752   5.21%
 Other short-
  term
  investments        1,760       22   4.96%     1,168       15   5.10%
 Fully taxable
  equivalent
  adjustment (2)                205                         38
                 --------- -------- ------- --------- -------- -------
 Total interest-
  earning assets 2,584,814   52,499   8.06% 1,522,750   30,405   7.92%
                 --------- -------- ------- --------- -------- -------

 Non-interest
  earning assets   321,831                    148,418
                 ---------                  ---------
    Total assets 2,906,645                  1,671,168
                 =========                  =========


Interest-bearing
 liabilities:
----------------
Deposits:
----------------
 Now accounts,
  money market
  and savings      701,472    4,381   2.48%   467,112    2,447   2.08%
 Time deposits   1,120,908   13,431   4.75%   630,258    6,381   4.02%
                 --------- -------- ------- --------- -------- -------
 Total interest
        bearing-
        deposits 1,822,380   17,812   3.88% 1,097,370    8,828   3.19%
                 --------- -------- ------- --------- -------- -------

 Securities sold
  under
  repurchase and
  short-term
  borrowings       147,589    1,777   4.78%    42,775      531   4.93%
 Notes payable     375,618    5,412   5.72%   178,786    2,478   5.50%

                 --------- -------- ------- --------- -------- -------
 Total interest-
        bearing
     liabilities 2,345,587   25,001   4.23% 1,318,931   11,837   3.56%
                 --------- -------- ------- --------- -------- -------

Non-Interest
 Bearing
 Liabilities:
----------------
 Demand Deposits   208,093                    152,035
 Other
  Liabilities       33,893                     19,868
                 ---------                  ---------
      Total Non-
       Interest
        Bearing
     Liabilities   241,986                    171,903
                 ---------                  ---------

          Total
     liabilities 2,587,573                  1,490,834
                 ---------                  ---------

   Shareholders'
    equity         319,072                    180,334

          Total
  liabilities &
  shareholders'
          equity 2,906,645                  1,671,168
                 =========                  =========

Net interest
 income                      27,498                     18,568
                           ========                   ========

Interest rate
 spread                               3.83%                      4.36%
                                    =======                    =======

Net yield on
 interest-
 earning assets
 (net interest
 margin)                              4.22%                      4.84%
                                    =======                    =======



                                   Nine Months Ended
                                     September 30,
                 -----------------------------------------------------
                            2007                       2006
                 -------------------------- --------------------------

                  Average           Average  Average           Average
                  Balance  Interest  Rate    Balance  Interest  Rate
                 --------- -------- ------- --------- -------- -------
Interest-earning
 assets:
----------------

 Loans (1)       1,956,853  120,226   8.21% 1,428,177   83,481   7.82%
 Investment
  securities       154,630    6,440   5.57%    56,084    2,032   4.84%
 Other short-
  term
  investments        1,279       49   5.12%     2,998      110   4.91%
 Fully taxable
  equivalent
  adjustment (2)                351                        115
                 --------- -------- ------- --------- -------- -------
 Total interest-
  earning assets 2,112,762  127,066   8.04% 1,487,259   85,738   7.71%
                 --------- -------- ------- --------- -------- -------

 Non-interest
  earning assets   235,905                    147,364
                 ---------                  ---------
    Total assets 2,348,667                  1,634,623
                 =========                  =========


Interest-bearing
 liabilities:
----------------
Deposits:
----------------
 Now accounts,
  money market
  and savings      645,708   12,792   2.65%   497,576    7,703   2.07%
 Time deposits     891,179   31,185   4.68%   627,269   17,814   3.80%
                 --------- -------- ------- --------- -------- -------
 Total interest
        bearing-
        deposits 1,536,887   43,977   3.83% 1,124,845   25,517   3.03%
                 --------- -------- ------- --------- -------- -------

 Securities sold
  under
  repurchase and
  short-term
  borrowings        80,697    2,831   4.69%    33,156    1,135   4.58%
 Notes payable     268,917   10,860   5.40%   134,820    5,482   5.44%

                 --------- -------- ------- --------- -------- -------
 Total interest-
        bearing
     liabilities 1,886,501   57,668   4.09% 1,292,821   32,134   3.32%
                 --------- -------- ------- --------- -------- -------

Non-Interest
 Bearing
 Liabilities:
----------------
 Demand Deposits   178,051                    147,049
 Other
  Liabilities       30,522                     18,535
                 ---------                  ---------
      Total Non-
       Interest
        Bearing
     Liabilities   208,573                    165,584
                 ---------                  ---------

          Total
     liabilities 2,095,074                  1,458,405
                 ---------                  ---------

   Shareholders'
    equity         253,593                    176,218

          Total
  liabilities &
  shareholders'
          equity 2,348,667                  1,634,623
                 =========                  =========

Net interest
 income                      69,398                     53,604
                           ========                   ========

Interest rate
 spread                               3.95%                      4.38%
                                    =======                    =======

Net yield on
 interest-
 earning assets
 (net interest
 margin)                              4.39%                      4.82%
                                    =======                    =======


(1) Average loan balances included nonaccrual loans. Interest income collected on nonaccrual loans has been included.

(2) Fully Taxable Equivalent ("FTE") at the rate of 35%. The FTE basis adjusts for the tax benefits of income on certain tax-exempt loans and investments using the federal statutory rate of 35% for each period presented. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.





                        GREEN BANKSHARES, INC.
                  Consolidated Financial Highlights
                          September 30, 2007
                             (UNAUDITED)

----------------------------------------------------------------------
                          September 30,      December 31,
                              2007               2006
                        -----------------  -----------------
Loans                    Balance     %      Balance     %     % Change
----------------------  --------- -------  --------- -------  --------
Commercial             $  318,726  13.62% $  258,998  16.70%    23.06%
Commercial real estate  1,521,440  64.98%    921,190  59.38%    65.16%
Residential real
 estate                   400,719  17.12%    281,629  18.16%    42.29%
Consumer                   98,214   4.20%     87,111   5.62%    12.75%
Other                       1,761   0.08%      2,203   0.14%   -20.06%
                        --------- -------  --------- -------  --------
                        2,340,860 100.00%  1,551,131 100.00%    50.91%
                                  =======            =======  ========

  Less: Unearned
   interest income       (13,870)           (11,502)
                        ---------          ---------
    Total              $2,326,990         $1,539,629
                        =========          =========

Loan Balances by Geographical Region and Operating Subsidiaries
----------------------------------------------------------------------

                          September 30,      December 31,
                              2007               2006
                        -----------------  -----------------
                                   % to               % to
                          Loan     Total     Loan     Total
                         Balance   Loans    Balance   Loans   % Change

Northeastern Tennessee
 Region (1)            $  499,292  21.46% $  465,567  30.24%     7.24%
East Tennessee Region     751,553  32.30%    625,632  40.64%    20.13%
Middle Tennessee
 Region                 1,038,350  44.62%    414,379  26.91%   150.58%

GCB Acceptance
 Corporation               15,647   0.67%     13,444   0.87%    16.39%
Superior Financial
 Services, Inc.            22,148   0.95%     20,607   1.34%     7.48%

                        --------- -------  --------- -------  --------
    Totals             $2,326,990 100.00% $1,539,629 100.00%    51.14%
                        ========= =======  ========= =======  ========

(1) Includes one branch located in Southwestern Virginia and one branch located in Northwestern North Carolina
----------------------------------------------------------------------


----------------------------------------------------------------------
                          September 30,      December 31,
                              2007               2006
                        -----------------  -----------------
Deposits                 Balance     %      Balance     %     % Change
----------------------  --------- -------  --------- -------  --------
Non-interest bearing
 demand                $  211,675  10.56% $  152,634  11.45%    38.68%
Interest bearing
 demand                   441,956  25.25%    304,828  22.88%    44.99%
Money market and
 savings                  215,598  11.99%    194,068  14.56%    11.09%
Retail time               578,088  26.51%    445,816  33.46%    29.67%
Jumbo time                579,348  25.69%    235,159  17.65%   146.36%
                        --------- -------  --------- -------  --------
  Total                $2,026,665 100.00% $1,332,505 100.00%    52.09%
                        ========= =======  ========= =======  ========

Deposit Balances by Geographical Region and Operating Subsidiaries
----------------------------------------------------------------------

                          September 30,      December 31,
                              2007               2006
                        -----------------  -----------------
                         Balance     %      Balance     %     % Change
                        --------- -------  --------- -------  --------
Northeastern Tennessee
 Region (1)            $  777,674  38.37% $  613,257  46.02%    26.81%
East Tennessee Region     265,450  13.10%    281,094  21.10%    -5.57%
Middle Tennessee
 Region                   983,541  48.53%    438,154  32.88%   124.47%

GCB Acceptance
 Corporation                    -   0.00%          -   0.00%         -
Superior Financial
 Services, Inc.                 -   0.00%          -   0.00%         -

                        --------- -------  --------- -------  --------
                       $2,026,665 100.00% $1,332,505 100.00%    52.09%
                        ========= =======  ========= =======  ========

(1) Includes one branch located in Southwestern Virginia and one branch located in Northwestern North Carolina
----------------------------------------------------------------------

    CONTACT: Green Bankshares, Inc.
             James E. Adams, 423-278-3050
             Executive Vice President and Chief Financial Officer